Exhibit 99.1

For more information, contact:

Name: McCall Butler

AT&T Corporate & Financial Communications

Phone: 404-986-0456

Email: mb8191@att.com

AT&T INC. ANNOUNCES EXPIRATION OF ITS EXCHANGE OFFERS

Dallas, Texas, November 29, 2017 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the expiration of its private offers to exchange forty-six series of notes across two series of exchange offers and the solicitation of consents to amend indentures governing certain series of notes, each as detailed below.

MATURITY EXTENSION EXCHANGE OFFERS

In the first series of exchange offers, the “Maturity Extension Exchange Offers”, AT&T offered to (i) exchange (the “Maturity Extension Pool 1 Offer”) the eleven series of notes described in the table below (collectively, the “Maturity Extension Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2028 (the “New 2028 Notes”). The table below identifies the aggregate principal amount of each series of Maturity Extension Pool 1 Notes validly tendered (and not validly withdrawn) in the Maturity Extension Pool 1 Offer and the principal amount of each series of Maturity Extension Pool 1 Notes that AT&T expects to accept on December 1, 2017 (the “Settlement Date”);

Title of Security	Issuer	CUSIP Number	Consideration Exchanged For	Acceptance Priority Level	Principal Amount Tendered(1)	Principal Amount AT&T Expects to Accept
Maturity Extension Pool 1 Notes

5.000% Global Notes due 2021	AT&T Inc.	00206RDA7	New 2028 Notes	1	$310,428,000	$310,428,000

5.000% Senior Notes due 2021	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBA2	New 2028 Notes	2	$29,608,000	$29,608,000

4.600% Global Notes due 2021	AT&T Inc.	00206RCZ3	New 2028 Notes	3	$245,359,000	$245,359,000

4.600% Senior Notes due 2021	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAW5	New 2028 Notes	4	$34,004,000	$34,004,000

4.450% Global Notes due 2021	AT&T Inc.	00206RAX0	New 2028 Notes	5	$396,841,000	$396,841,000

3.875% Global Notes due 2021	AT&T Inc.	00206RAZ5	New 2028 Notes	6	$328,395,000	$328,395,000

5.200% Global Notes due 2020	AT&T Inc.	00206RCY6	New 2028 Notes	7	$264,031,000	$264,031,000

5.200% Senior Notes due 2020	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAT2; 25459HAR6; U25398AH8	New 2028 Notes	8	$88,741,000	$88,741,000

2.800% Global Notes due 2021	AT&T Inc.	00206RCR1	New 2028 Notes	9	$305,001,000	$305,001,000

2.450% Global Notes due 2020	AT&T Inc.	00206RCL4	New 2028 Notes	10	$249,559,000	$249,559,000

Floating Rate Global Notes due 2020	AT&T Inc.	00206RCK6	New 2028 Notes	11	$63,281,000	$63,281,000

(1)	Reflects the aggregate principal amount of each series of Maturity Extension Pool 1 Notes that have been validly tendered for exchange and not validly withdrawn, as of 11:59 p.m., New York City time, on November 28, 2017 (the “Expiration Date”), based on information provided by the exchange agent to AT&T.

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and (ii) exchange (the “Maturity Extension Pool 2 Offer”) the seven series of notes described in the table below (collectively, the “Maturity Extension Pool 2 Notes” and, together with the Maturity Extension Pool 1 Notes, the “Old Maturity Extension Notes”) for a new series of AT&T’s senior notes to be due in 2030 (the “New 2030 Notes” and, together with the New 2028 Notes, the “New Maturity Extension Notes”). The table below identifies the aggregate principal amount of each series of Maturity Extension Pool 2 Notes validly tendered (and not validly withdrawn) in the Maturity Extension Pool 2 Offer and the principal amount of each series of Maturity Extension Pool 2 Notes that AT&T expects to accept on the Settlement Date.

Title of Security	Issuer	CUSIP Number	Consideration Exchanged For	Acceptance Priority Level	Principal Amount Tendered(1)	Principal Amount AT&T Expects to Accept
Maturity Extension Pool 2 Notes

Zero Coupon Senior Notes due 2022	AT&T Inc.	00206RAE2	New 2030 Notes	1	$437,000,000	$437,000,000

3.800% Global Notes due 2022	AT&T Inc.	00206RDB5	New 2030 Notes	2	$402,785,000	$402,785,000

3.800% Senior Notes due 2022	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBF1; 25459HBD6; U25398AL9	New 2030 Notes	3	$19,973,000	$19,973,000

3.600% Global Notes due 2023	AT&T Inc.	00206RCS9	New 2030 Notes	4	$709,939,000	$709,939,000

3.000% Global Notes due 2022 (February)	AT&T Inc.	00206RBD3	New 2030 Notes	5	$393,166,000	$393,166,000

3.000% Global Notes due 2022 (June)	AT&T Inc.	00206RCM2	New 2030 Notes	6	$788,486,000	$788,484,000

2.625% Global Notes due 2022	AT&T Inc.	00206RBN1	New 2030 Notes	7	$381,257,000	$381,257,000

(1)	Reflects the aggregate principal amount of each series of Maturity Extension Pool 2 Notes that have been validly tendered for exchange and not validly withdrawn, as of the Expiration Date, based on information provided by the exchange agent to AT&T.

The Maturity Extension Exchange Offers expired at 11:59 p.m., New York City time, on November 28, 2017. Based on the amount of Old Maturity Extension Notes tendered in the Maturity Extension Exchange Offers and in accordance with the terms of the Maturity Extension Exchange Offers, AT&T expects to accept, on the Settlement Date, (a) the following Old Maturity Extension Notes validly tendered (and not validly withdrawn): (i) all of the Maturity Extension Pool 1 Notes at Acceptance Priority Levels 1 through 11 and (ii) all of the Maturity Extension Pool 2 Notes at Acceptance Priority Levels 1 through 7.

On the Settlement Date, AT&T expects to deliver an aggregate principal amount of $2,449,011,000 of New 2028 Notes and an aggregate principal amount of $3,156,272,000 of New 2030 Notes plus a cash payment for (a) accrued and unpaid interest on the applicable series of Old Maturity Extension Notes and (b) amounts due in lieu of fractional amounts of New Maturity Extension Notes.

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The Maturity Extension Exchange Offers were conducted upon the terms and subject to the conditions set forth in an offering memorandum (the “Maturity Extension Offering Memorandum”), dated October 30, 2017, as amended by AT&T’s press release, dated as of November 13, 2017, and the related letter of transmittal (the “Maturity Extension Letter of Transmittal”).

OPCO AND AT&T EXCHANGE OFFERS

In the second series of exchange offers, the “OpCo and AT&T Exchange Offers”, AT&T offered to (i) exchange (the “Obligor Exchange Offer”) the twenty-one series of notes described in the table below (collectively, the “OpCo Notes”) issued by certain of AT&T’s wholly-owned subsidiaries, for new series of senior notes to be issued by AT&T (the “New AT&T Obligor Notes”). The table below identifies the aggregate principal amount of each series of OpCo Notes validly tendered (and not validly withdrawn) in the Obligor Exchange Offer and the principal amount of each series of OpCo Notes that AT&T expects to accept on the Settlement Date;

Title of Series of OpCo Notes	Issuer	CUSIP Number	Consideration Exchanged For	Principal Amount Tendered(1)	Principal Amount AT&T Expects to Accept
OpCo Notes
7.120% Debentures, due July 15, 2097	BellSouth, LLC(2)	079857AF5	7.120% Global Notes due 2097	$85,856,000	$85,856,000

6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(3)	079867AS6	6.650% Global Notes due 2095	$32,050,000	$32,050,000

7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(3)	079867AP2	7.000% Global Notes due 2095	$45,534,000	$45,534,000

5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(3)	079867AN7	5.850% Global Notes due 2045	$379,000	$379,000

5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	5.950% Global Notes due 2038	$8,040,000	$8,040,000

6.000% Notes due 2034	BellSouth, LLC(4)	079860AK8	6.000% Global Notes due 2034	$71,392,000	$71,392,000

6.550% Notes due 2034	BellSouth, LLC(4)	079860AE2	6.550% Global Notes due 2034	$143,801,000	$143,801,000

7.125% Senior Notes due 2031	AT&T Mobility LLC(5)	17248RAJ5	7.125% Global Notes due 2031	$148,730,000	$148,730,000

8.250% Senior Notes due November 15, 2031(6)	AT&T Corp.	001957BD0; U03017BC0	8.250% Global Notes due 2031	$217,786,000	$217,786,000

6.875% Notes due 2031	BellSouth, LLC(4)	079860AD4	6.875% Global Notes due 2031	$169,287,000	$169,287,000

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8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(7)	00209AAF3; U0027MAC1	8.750% Global Notes due 2031	$216,393,000	$216,393,000

7.875% Debentures due 2030	BellSouth, LLC(2)	079857AH1	7.875% Global Notes due 2030	$201,852,000	$201,852,000

6.500% Notes due 2029	AT&T Corp.	001957AW9	6.500% Global Notes due 2029	$6,820,000	$6,820,000

6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(3)	079867AW7	6.375% Global Notes due 2028	$95,418,000	$95,418,000

6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	6.550% Global Notes due 2028	$114,586,000	$114,586,000

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	6.875% Global Notes due 2027	$11,001,000	$11,000,000

6.040% Debentures, due November 15, 2026	BellSouth, LLC(2)	079857AC2	6.040% Global Notes due 2026	$15,000	—

7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	7.300% Global Notes due 2026	$21,270,000	$21,270,000

7.125% Debentures due March 15, 2026(6)	Pacific Bell Telephone Company(8)	694032AT0	7.125% Global Notes due 2026	$257,200,000	$257,200,000

7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(3)	079867AM9	7.000% Global Notes due 2025	$55,006,000	$55,006,000

7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	7.850% Global Notes due 2022	$83,184,000	$83,184,000

(1)	Reflects the aggregate principal amount of each series of OpCo Notes that have been validly tendered for exchange pursuant to the Obligor Exchange Offer and not validly withdrawn, as of the Expiration Date, based on information provided by the exchange agent to AT&T.
(2)	The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(3)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(4)	The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(5)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(6)	The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.
(7)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(8)	Pacific Bell Telephone Company was formerly known as Pacific Bell.

and (ii) exchange (the “New 2046 Exchange Offer”) the OpCo Notes and the seven series of notes described under the heading “Old AT&T Notes” in the table below (the “Old AT&T Notes” and, together with the OpCo Notes and the Old Maturity Extension Notes, the “Old Notes”) for a new series of AT&T’s senior notes to be due in 2046 (the “New 2046 Notes” and, together with the New AT&T Obligor Notes and the New Maturity Extension Notes, the “New Notes”). The table below identifies the aggregate principal amount of each series of OpCo Notes and Old AT&T Notes validly tendered (and not validly withdrawn) in the New 2046 Exchange Offer and the principal amount of each series of OpCo Notes and Old AT&T Notes that AT&T expects to accept on the Settlement Date;

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Title of Security	Issuer	CUSIP Number	Consideration Exchanged For	Principal Amount Tendered(1)	Principal Amount AT&T Expects to Accept
OpCo Notes
7.120% Debentures, due July 15, 2097	BellSouth, LLC(2)	079857AF5	New 2046 Notes	$86,501,000	$86,500,000

6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(3)	079867AS6	New 2046 Notes	$31,375,000	$31,375,000

7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(3)	079867AP2	New 2046 Notes	$19,516,000	$19,516,000

5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(3)	079867AN7	New 2046 Notes	$34,134,000	$34,134,000

5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	New 2046 Notes	—	—

6.000% Notes due 2034	BellSouth, LLC(4)	079860AK8	New 2046 Notes	$17,749,000	$17,749,000

6.550% Notes due 2034	BellSouth, LLC(4)	079860AE2	New 2046 Notes	$42,545,000	$42,544,000

7.125% Senior Notes due 2031	AT&T Mobility LLC(5)	17248RAJ5	New 2046 Notes	$70,045,000	$70,045,000

8.250% Senior Notes due November 15, 2031(6)	AT&T Corp.	001957BD0; U03017BC0	New 2046 Notes	$98,800,000	$98,800,000

6.875% Notes due 2031	BellSouth, LLC(4)	079860AD4	New 2046 Notes	$29,678,000	$29,678,000

8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(7)	00209AAF3; U0027MAC1	New 2046 Notes	$146,211,000	$146,211,000

7.875% Debentures due 2030	BellSouth, LLC(2)	079857AH1	New 2046 Notes	$36,550,000	$36,550,000

6.500% Notes due 2029	AT&T Corp.	001957AW9	New 2046 Notes	$9,875,000	$9,875,000

6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(3)	079867AW7	New 2046 Notes	$22,334,000	$22,334,000

6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	New 2046 Notes	$38,821,000	$38,821,000

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	New 2046 Notes	$13,033,000	$13,033,000

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6.040% Debentures, due November 15, 2026	BellSouth, LLC(2)	079857AC2	New 2046 Notes	—	—

7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	New 2046 Notes	$33,983,000	$33,983,000
7.125% Debentures due March 15, 2026(6)	Pacific Bell Telephone Company(8)	694032AT0	New 2046 Notes	$87,983,000	$87,983,000

7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(3)	079867AM9	New 2046 Notes	$7,145,000	$7,145,000
7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	New 2046 Notes	$14,016,000	$14,016,000

Old AT&T Notes
6.550% Global Notes due 2039	AT&T Inc.	00206RAS1	New 2046 Notes	$260,481,000	$260,481,000
6.400% Global Notes due 2038	AT&T Inc.	00206RAN2	New 2046 Notes	$32,316,000	$32,316,000

6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	New 2046 Notes	$215,299,000	$215,299,000
6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	New 2046 Notes	$245,667,000	$245,667,000

6.800% Notes due 2036	AT&T Inc.	00206RAB8	New 2046 Notes	$21,645,000	$21,645,000
6.150% Global Notes due 2034	AT&T Inc.(9)	78387GAQ6	New 2046 Notes	$63,983,000	$63,983,000

6.450% Global Notes due 2034	AT&T Inc.(9)	78387GAM5	New 2046 Notes	$60,641,000	$60,641,000

(1)	Reflects the aggregate principal amount of each series of OpCo Notes or Old AT&T Notes that have been validly tendered for exchange pursuant to the New 2046 Exchange Offer and not validly withdrawn as of the Expiration Date, based on information provided by the exchange agent to AT&T.
(2)	The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(3)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(4)	The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(5)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(6)	The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.
(7)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(8)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(9)	AT&T Inc. was formerly known as SBC Communications Inc.

The OpCo and AT&T Exchange Offers expired at 11:59 p.m., New York City time, on November 28, 2017. Based on the amount of OpCo Notes and Old AT&T Notes tendered in the OpCo and AT&T Exchange Offers and in accordance with the terms of the OpCo and AT&T Exchange Offers, AT&T expects to accept, on the Settlement Date, (a) all of the OpCo Notes validly tendered (and not validly withdrawn) pursuant to the Obligor Exchange,

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except for the 6.040% Debentures, due November 15, 2026, of BellSouth, LLC (the “6.040% Debentures”) and (b) all of the OpCo Notes and Old AT&T Notes validly tendered (and not validly withdrawn) pursuant to the New 2046 Exchange Offer, except for the 6.040% Debentures.

On the Settlement Date, AT&T expects to deliver an aggregate principal amount of (i) $83,184,000 aggregate principal amount of 7.850% Global Notes due 2022, (ii) $55,006,000 aggregate principal amount of 7.000% Global Notes due 2025, (iii) $257,200,000 aggregate principal amount of 7.125% Global Notes due 2026, (iv) $21,270,000 aggregate principal amount of 7.300% Global Notes due 2026,(v) $11,000,000 aggregate principal amount of 6.875% Global Notes due 2027, (vi) $114,586,000 aggregate principal amount of 6.550% Global Notes due 2028, (vii) $95,418,000 aggregate principal amount of 6.375% Global Notes due 2028, (viii) $6,820,000 aggregate principal amount of 6.500% Global Notes due 2029, (ix) $201,852,000 aggregate principal amount of 7.875% Global Notes due 2030, (x) $216,393,000 aggregate principal amount of 8.750% Global Notes due 2031, (xi) $169,287,000 aggregate principal amount of 6.875% Global Notes due 2031, (xii) $217,786,000 aggregate principal amount of 8.250% Global Notes due 2031, (xiii) $148,730,000 aggregate principal amount of 7.125% Global Notes due 2031, (xiv) $143,801,000 aggregate principal amount of 6.550% Global Notes due 2034, (xv) $71,388,000 aggregate principal amount of 6.000% Global Notes due 2034, (xvi) $8,040,000 aggregate principal amount of 5.950% Global Notes due 2038, (xvii) $379,000 aggregate principal amount of 5.850% Global Notes due 2045, (xviii) $1,750,725,000 aggregate principal amount of New 2046 Notes, (xix) $45,534,000 aggregate principal amount of 7.000% Global Notes due 2095, (xx) $32,050,000 aggregate principal amount of 6.650% Global Notes due 2095 and (xxi) $85,856,000 aggregate principal amount of 7.120% Global Notes due 2097 of the Company plus a cash payment for (a) $1.00 per $1,000 principal amount of OpCo Notes validly tendered (and not validly withdrawn) pursuant to the Obligor Exchange, (b) the cash payment percent of premium offered on the OpCo Notes and Old AT&T Notes validly tendered (and not validly withdrawn) pursuant to the New 2046 Exchange Offer, in accordance with the terms and conditions set forth in the offering memorandum (the “OpCo and AT&T Offering Memorandum” and, together with the Maturity Extension Offering Memorandum, the “Offering Memoranda”), dated October 30, 2017, as amended by AT&T’s press release, dated as of November 13, 2017, and the related letter of transmittal and consent (the “OpCo and AT&T Letter of Transmittal” and, together with the Maturity Extension Letter of Transmittal, the “Letters of Transmittal”) and (c) amounts due in lieu of fractional amounts of OpCo Notes and Old AT&T Notes.

In connection with the OpCo and AT&T Exchange Offers, AT&T also solicited consents (the “Consent Solicitations”) from holders of the OpCo Notes to eliminate substantially all of the restrictive covenants in the indentures governing the OpCo Notes (the “OpCo Indentures”). As of the Expiration Date, the necessary consents to adopt the proposed amendments to

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the relevant OpCo Indentures with respect to each of the following OpCo Notes were obtained: (i) 7.120% Debentures, due July 15, 2097 of BellSouth, LLC, (ii) 5.950% Debentures due January 15, 2038 of Ameritech Capital Funding Corporation, (iii) 6.550% Notes due 2034 of BellSouth, LLC, (iv) 8.250% Senior Notes due November 15, 2031 of AT&T Corp., (v) 6.875% Notes due 2031 of BellSouth, LLC, (vi) 7.875% Debentures due 2030 of BellSouth, LLC, (vii) 6.550% Debentures due January 15, 2028 of Ameritech Capital Funding Corporation, (viii) 7.300% Debentures due August 15, 2026 of Indiana Bell Telephone Company, Incorporated and (ix) 7.125% Debentures due March 15, 2026 of Pacific Bell Telephone Company. As previously announced, AT&T has decided to waive the Requisite Consent condition (as defined in the OpCo and AT&T Offering Memorandum (as defined below)) with respect to all series of OpCo Notes other than the 6.040% Debentures, due November 15, 2026. As a result, the proposed amendments will become effective on the Settlement Date with respect to the aforementioned series of OpCo Notes for which the necessary consents were received.

The OpCo and AT&T Exchange Offers were conducted upon the terms and subject to the conditions set forth in the OpCo and AT&T Offering Memorandum, as amended by AT&T’s press release, dated as of November 13, 2017, and the OpCo and AT&T Letter of Transmittal.

TERMS OF THE EXCHANGE OFFERS

The Maturity Extension Exchange Offers and the OpCo and AT&T Exchange Offers (collectively, the “Exchange Offers”) were only made, and the New Notes were only offered to, and copies of the offering documents were only made available to, a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended, including by Directive 2010/73/EU (the “Prospectus Directive”), a “qualified investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

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The New Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers were made solely by the Offering Memoranda and the Letters of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers were only distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memoranda related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

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